UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 24, 2008

VISTA GOLD CORP.

(Exact name of registrant as specified in its charter)

Yukon Territory, Canada	1-9025	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7961 Shaffer Parkway, Suite 5, Littleton, CO	80127
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (720) 981-1185

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02               Unregistered Sales of Equity Securities.

On January 24, 2008, Vista Gold Corp. (the “Company”), announced that it had completed the acquisition of interests in various mineral properties adjacent to the Company’s Guadalupe de los Reyes Project in Sinaloa, Mexico, as previously announced in the Company’s press release of December 19, 2007.  The consideration paid by the Company for these interests included cash payments totaling US$451,821 and the issuance to Grandcru Resources Corporation (“Grandcru”) and a private investment group known as the San Miguel Group, of a total of 213,503 common shares of the Company, all as previously reported in the Company’s Form 8-K filed with the Commission on December 27, 2007.  The issuances to Grandcru and the San Miguel Group, all accredited investors as defined under the Securities Act of 1933 (the “Act”), were exempt from the registration requirements of the Act pursuant to Section 4(2) thereof as a transaction by an issuer not involving a public offering.

Item 7.01               Regulation FD Disclosure.

On January 24, 2008, Vista Gold Corp. issued a press release furnished herewith as Exhibit 99.1.

Item 9.01               Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit 99.1                                    Press Release of Vista Gold Corp. dated January 24, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTA GOLD CORP.

	By:	/s/ Gregory G. Marlier
Gregory G. Marlier
Chief Financial Officer
Date: January 28, 2008